                                                                   EXHIBIT 10.43

                        THIRD AMENDMENT AND SUPPLEMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

          THIS THIRD AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of November 15, 2002, (this "Third Amendment"), between LASALLE NATIONAL BANK, AS TRUSTEE FOR THE REGISTERED HOLDERS OF BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES, INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-WYN1 ("Lender"), assignee of BEAR, STEARNS FUNDING, INC., a Delaware corporation ("Original Lender"), and the Parties Listed on Schedule A attached hereto (each, an "Individual Borrower" and collectively, "Borrower") amends that certain Amended and Restated Loan Agreement dated as of November 5, 1999 (as amended, the "Loan Agreement"), as amended by that certain First Amendment And Supplement To Amended And Restated Loan Agreement dated September 6, 2002 (the "First Amendment") and by that certain Second Amendment And Supplement To Amended And Restated Loan Agreement dated October 11, 2002 (the "Second Amendment").

                              W I T N E S S E T H:

     WHEREAS, Original Lender loaned the original principal sum of $346,000,000.00 (the "Loan") to Borrower pursuant to the terms and conditions of the Loan Agreement and evidenced by that certain Promissory Note, dated June 29, 1999, made by Borrower in favor of Original Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to collectively as the "Note") and secured, in part, by the Mortgages;

     WHEREAS, Lender is the current holder of the Note and the Mortgages and Lender is the current creditor with respect to the Loan; and

     WHEREAS, Borrower now wishes to amend the Loan Agreement, and Lender consents to such amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower and Lender hereby covenant, agree, represent and warrant that the Loan Agreement is hereby amended as follows:

     1. The definition of "Note" is deleted and substituted with the following:

          "Note A" shall mean, that certain Promissory Note dated the date hereof and given by Borrowers other than Huntington Borrower (the "Remaining Borrowers") to Lender in the amount of $318,568,457.80

          "Note B" shall mean, that certain Promissory Note dated the date hereof and given by Hilt-Hunt, LLC ("Huntington Borrower") to Lender in the amount of $27,431,542.20.

          "Note" shall mean, that certain promissory note dated June 29, 1999 in the original principal amount of $346,000,000.00 ("Original Note") given by Borrower to Original

Lender, as modified by Note A and Note B collectively; provided, however, in the event Lender shall assign Note B, then at such time and thereafter, "Note" shall mean the Original Note as modified by Note A.

     2. The Remaining Borrowers shall execute and deliver to Lender the Note A, and Huntington Borrower shall execute and deliver to Lender the Note B in the form set forth as Exhibits "A" and "B" to this Third Amendment. Huntington Borrower shall execute and deliver to Lender an Amendment to Mortgage and Security Agreement in the form set forth as Exhibit "C" to this Third Amendment, which Amendment to Mortgage and Security Agreement shall amend the Mortgage and Security Agreement dated June 29, 1999, from Huntington Borrower to Original Lender (the "Huntington Mortgage") covering the property more commonly known as the Hilton Huntington. The purpose of this Third Amendment is to restructure the Original Note to allow Huntington Borrower to sell the Hilton Huntington and have the Note B and the Huntington Mortgage assigned to Bear Stearns Commercial Mortgage, Inc. ("New Lender"), which in turn is financing the purchase by Borrower's buyer of the Hilton Huntington. After the conclusion of such sale of the Hilton Huntington, the principal balance of the Loan and Note A shall be determined in the same manner as if Borrower had obtained a release of the Hilton Huntington in accordance with Section 2.4.1 of to Loan Agreement and this Third Amendment and accompanying instruments had never been entered into. Only as it pertains to Note B and the Huntington Mortgage following their sale and assignment to New Lender (i) Section 9.3 of the Loan Agreement is hereby modified by deleting subparagraph (g) in its entirety, and (ii) Loan Documents shall mean and include only Note B and the Huntington Mortgage. Only Note B and the Huntington Mortgage are being assigned to New Lender; no other Loan Documents (including, without limitation, any Environmental Indemnities, Reserve Funds or other collateral or security for Note B) are being assigned to New Lender. From and after the sale and assignment of Note B and the Huntington Mortgage to New Lender, Lender shall deliver to the Huntington Borrower or its designee all funds on deposit in the Lockbox Account, the Cash Collateral Account, and any funds or other deposits or security relating to the Hilton Huntington and the Huntington Borrower shall be automatically released and discharged from the Loan Documents (other than Note B and the Huntington Mortgage as amended). In the event that Note B and the Huntington Mortgage (as amended by the Amendment to Mortgage and Security Agreement) are not sold and assigned to New Lender on or before December 31, 2002, the parties hereto agree that (i) this Third Amendment, Note A and Note B shall be null and void, and
(ii) the Note and the Huntington Mortgage shall be in full force and effect as if this Third Amendment had never been in effect.

     3. Except as specifically amended hereby, all terms, conditions, provisions and covenants contained in the Loan Agreement shall remain in full force and effect as written.

     4. Unless otherwise defined in this Third Amendment, terms defined in the Loan Agreement or in any of the Loan Documents shall have their defined meanings when used herein.

     5. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     6. This Third Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

     7. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws and any applicable law of the United States of America.

                         [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                  LENDER:

                                  LASALLE BANK NATIONAL BANK, AS TRUSTEE
                                  FOR THE REGISTERED HOLDERS OF BEAR
                                  STEARNS COMMERCIAL MORTGAGE SECURITIES,
                                  INC., COMMERCIAL MORTGAGE PASS-THROUGH
                                  CERTIFICATES, SERIES 1999-WYN1


                                  By: ORIX Capital Markets, LLC, its Servicer


                                      By: /s/ DANIEL K. OLSON
                                          --------------------------------------
                                      Name: Daniel K. Olson
                                      Title: Portfolio Manager

                                  BORROWER:

                                  RAVINIA, LLC, a Delaware limited liability
                                      company


                                  By: Ravinia Manager Corp., a Delaware
                                      corporation Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  DT-MIAMI, L.P., a Delaware limited partnership


                                  By: DT-Miami GP, LLC, a Delaware limited
                                      liability company, General Partner


                                      By: DT-Miami GP Manager Corp., a Delaware
                                          corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  DT-DES PLAINES, LLC, a Delaware limited
                                      liability company


                                  By: DT-Des Plaines Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  DT-TALLAHASSEE, L.P., a Delaware limited
                                      partnership


                                  By: DT-Tallahassee GP, LLC, a Delaware limited
                                      liability company, General Partner


                                      By: DT-Tallahassee GP Manager Corp., a
                                          Delaware corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  H-DELMAR, LLC, a Delaware limited liability
                                      company


                                  By: H-Delmar Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  H-CLEVELAND, LLC, a Delaware limited liability
                                      company


                                  By: H-Cleveland Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  HILT-HUNT, LLC, a Delaware limited liability
                                      company


                                  By: Hilt-Hunt Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President
                                  and

                                  H-GATEWAY, LLC, a Delaware limited liability company


                                  By: H-Gateway Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  R-HOUSTON, L.P., a Delaware limited
                                      partnership


                                  By: R-Houston GP, LLC, a Delaware limited
                                      liability company, General Partner


                                      By: R-Houston GP Manager Corp., a Delaware
                                          corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  MAR-TY, LLC, a Delaware limited liability
                                      company


                                  By: Mar-Ty Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-BUTTES, LLC, a Delaware limited liability
                                      company


                                  By: W-Buttes Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-EMERALD, LLC, a Delaware limited liability
                                      company


                                  By: W-Emerald Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-FRANKLIN, L.P., a Delaware limited
                                      partnership


                                  By: W-Franklin GP, LLC, a Delaware limited
                                      liability company, General Partner


                                      By: W-Franklin GP Manager Corp., a
                                          Delaware corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-INDIANA, LLC, a Delaware limited liability
                                      company


                                  By: W-Indiana Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President
                                  and

                                  W-COLINAS, L.P., a Delaware limited
                                      partnership


                                  By: W-Colinas GP, LLC, a Delaware limited
                                      liability company, General Partner


                                      By: W-Colinas GP Manager Corp., a Delaware
                                          corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-NOVI, LLC, a Delaware limited liability
                                      company


                                  By: W-Novi Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-PLEASANTON, LLC, a Delaware limited
                                      liability company


                                  By: W-Pleasanton Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name:  Phil Gosch
                                          Title: Vice President

                                  and

                                  W-SCHAUMBURG, LLC, a Delaware limited
                                      liability company


                                  By: W-Schaumburg Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-WOOD DALE, LLC, a Delaware limited liability
                                      company


                                  By: W-Wood Dale Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                  and

                                  W-BEL AGE, LLC, a Delaware limited liability
                                      company


                                  By: W-Bel Age Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ PHIL GOSCH
                                          --------------------------------------
                                          Name: Phil Gosch
                                          Title: Vice President

                                   Schedule A

                               List of Borrowers

INDIVIDUAL BORROWER                                         PROPERTY
Ravinia, LLC, a Delaware limited liability company          Crowne Plaza Ravinia
DT-Tallahassee, L.P., a Delaware limited partnership        Doubletree Hotel Tallahassee
DT-MIAMI, L.P., a Delaware limited partnership              Doubletree Miami
DT-Des Plaines, LLC, a Delaware limited liability company   Doubletree Chicago
W-Franklin, L.P., a Delaware limited partnership            Wyndham Garden Franklin
R-Houston, L.P., a Delaware limited partnership             Radisson Suites Houston
Hilt-Hunt, LLC, a Delaware limited liability company        Huntington Hilton
H-Gateway, LLC, a Delaware limited liability company        Hilton Newark Gateway
H-Cleveland LLC, a Delaware limited liability company       Hilton Inn Cleveland
W-Emerald, LLC, a Delaware limited liability company        Wyndham Emerald Plaza
H-Delmar, LLC, a Delaware limited liability company         Hilton Del Mar
W-Colinas, L.P., a Delaware limited partnership             Wyndham Garden Las Colinas
W-Pleasanton, LLC, a Delaware limited liability company     Wyndham Garden Pleasanton
Mar-Ty, LLC, a Delaware limited liability company           Troy Marriott
W-Indiana, LLC, a Delaware limited liability company        Wyndham Garden Indianapolis
W-Buttes, LLC, a Delaware limited liability company         Wyndham Buttes
W-Schaumburg, LLC, a Delaware limited liability company     Wyndham Garden Schaumburg
W-Wood Dale, LLC, a Delaware limited liability company      Wyndham Garden Wood Dale
W-Novi, LLC, a Delaware limited liability company           Wyndham Garden Novi
W-Bel Age, LLC, a Delaware limited liability company        Wyndham Bel Age